UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2020

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On February 20, 2020, Northern Oil and Gas, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with TRT Holdings, Inc., a Delaware corporation, and certain related entities and individuals named therein (collectively, the “TRT Holders”), which are considered by the Company to be related parties in accordance with the Company’s policy regarding the same.

The Certificate of Designations of the Preferred Stock filed with the Secretary of State of the State of Delaware on November 22, 2019, as amended (the “Certificate of Designations”), contains limitations on the ability of the Company and holders of Preferred Stock to effect conversions of shares of Preferred Stock for shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), if after a conversion a holder would beneficially own shares of common stock in excess of the “Conversion Cap,” as set forth therein. As of the date of the Exchange Agreement, the TRT Holders collectively beneficially owned a number of shares of Common Stock in excess of the Conversion Cap. The Exchange Agreement provides, notwithstanding anything to the contrary in the Certificate of Designations, including the Conversion Cap, for the TRT Holders to be able to exchange shares of Preferred Stock for shares of Common Stock in the manner otherwise contemplated by the Certificate of Designations. As of the date hereof, the TRT Holders have not exchanged or converted any shares of Preferred Stock into Common Stock.

The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Exchange Agreement, dated as of February 20, 2020, among Northern Oil and Gas, Inc., TRT Holdings, Inc. and the other signatories thereto
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2020	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary